                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         D & N FINANCIAL CORPORATION
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                           D&N FINANCIAL CORPORATION
                               400 QUINCY STREET
                            HANCOCK, MICHIGAN 49930
                                 (906) 482-2700

                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 30, 1998

                                  ------------

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of D&N Financial Corporation ("D&N" or the "Corporation") will be held at the Franklin Square Inn located at 820 Shelden Avenue, Houghton, Michigan, on Thursday, April 30, 1998, at 2:00 p.m. (Eastern Daylight Time). A Proxy Card and a Proxy Statement for the Meeting are enclosed. The Meeting is for the purpose of:

    I.  Electing three directors of the Corporation;

   II. Ratifying the appointment of Coopers & Lybrand L.L.P. as independent auditors for the Corporation for the fiscal year ending December 31, 1998; and

  III. Transacting such other business as may properly come before the Meeting or any adjournments or postponements thereof.

      The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on March 10, 1998 will be entitled to vote the number of shares held of record in their names on that date.

      A complete list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose relevant to the Meeting between 8:00 a.m. and 5:00 p.m. on working days at the 901 W. Sharon Avenue, Suite 1, Houghton, Michigan office of D&N Bank, for a period of ten days prior to the Meeting.

      You are requested to fill in and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                         By Order of the Board of Directors

                                         LINDA K. KORPELA
                                         LINDA K. KORPELA
                                         Corporate Secretary

Hancock, Michigan
March 26, 1998

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A
SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                PROXY STATEMENT
                                       OF
                           D&N FINANCIAL CORPORATION
                               400 QUINCY STREET
                            HANCOCK, MICHIGAN 49930
                                 (906) 482-2700

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 30, 1998

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of D&N Financial Corporation, a Delaware corporation ("D&N" or the "Corporation"), for use at its 1998 Annual Meeting of Stockholders to be held on Thursday, April 30, 1998, at 2:00 p.m. (Eastern Daylight Time), at the Franklin Square Inn located at 820 Shelden Avenue, Houghton, Michigan, and at any adjournments or postponements thereof (the "Meeting"). This Proxy Statement and the accompanying Notice of Meeting and Proxy Card are first being mailed to stockholders of the Corporation on or about March 26, 1998. Certain of the information provided herein relates to D&N Bank (the "Bank"), a wholly owned subsidiary of the Corporation.

      Proxies solicited on behalf of the Board of Directors of the Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting. The Corporation does not know of any matters, other than as described in the Notice of Meeting, that are to be properly presented at the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

      A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) duly executing and delivering to the Secretary of the Corporation a later dated proxy relating to the same shares prior to the exercise of such proxy, (ii) filing with the Secretary of the Corporation at or before the Meeting a written notice of revocation bearing a later date than the proxy, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Linda K. Korpela, Corporate Secretary, 400 Quincy Street, Hancock, Michigan 49930.

      Proxies marked as abstaining will be treated as present for purposes of determining a quorum at the Meeting, and will be counted as present and entitled to vote on any matter as to which abstention is indicated. Proxies returned by brokers as "non-votes" on behalf of shares held in street name, because the beneficial owners' discretion has been withheld as to one or more matters on the agenda for the Meeting, will be treated as present for purposes of determining a quorum for the Meeting, but will not be counted as voting on any matter as to which a non-vote is indicated on the broker's proxy.

VOTE REQUIRED FOR APPROVAL OF PROPOSALS

      Directors shall be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to be voted on the election of directors.

      Approval of the ratification of Coopers & Lybrand L.L.P. as auditors for the Corporation for the fiscal year ending December 31, 1998 requires the affirmative vote of at least a majority of shares present in person or represented by proxy at the Meeting and entitled to be voted on the matter.

VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

      Stockholders of record as of the close of business on March 10, 1998 will be entitled to one vote for each share then held. As of such date, there were 9,120,324 shares of common stock (the "Common Stock") outstanding and entitled to vote.

      Set forth below is certain information as of March 10, 1998, as to (i) those persons who were known by the Corporation to own beneficially more than 5% of the Common Stock of the Corporation and (ii) the shares of Common Stock beneficially owned by the executive officers named below and all directors and executive officers as a group.

                                                              AMOUNT AND NATURE OF       PERCENT OF
            NAME AND ADDRESS OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP         CLASS
            ------------------------------------              --------------------       ----------
Heartland Advisors, Inc. ...................................         722,680(1)             7.92
  790 North Milwaukee Street
  Milwaukee, Wisconsin 53202
Mellon Bank Corporation.....................................         526,853(2)             5.78
Mellon Bank, N.A.
The Dreyfus Corporation
  One Mellon Bank Center
  Pittsburgh, Pennsylvania 15258
George J. Butvilas, President
  and Chief Executive Officer...............................         249,767(3)             2.67
  D&N Financial Corporation and D&N Bank
Alfred J. Sliwinski, Executive Vice President/
  Community Banking.........................................          69,551(3)(4)          0.76
  D&N Bank
Kenneth R. Janson, Executive Vice President/
  Chief Financial Officer and Treasurer.....................          62,306(3)             0.68
  D&N Financial Corporation and D&N Bank
Richard E. West, Executive Vice President/
  Wholesale Banking.........................................          42,266(3)             0.46
  D&N Bank
Donald W. Schulze, Senior Vice President/
  Human Resources...........................................          36,471(3)             0.40
  D&N Bank
All directors and executive officers as a group (18
  persons)(5)...............................................       1,184,392(6)            12.22

---------------
(1) The above information regarding beneficial ownership by Heartland Advisors, Inc. ("HAI") is as reported by them in a Schedule 13G dated January 27, 1998 under the Securities Exchange Act of 1934. HAI reported sole voting power as to 686,600 shares, sole dispositive power as to 722,680 shares, shared voting power as to no shares, and shared dispositive power as to no shares. The shares are held in investment advisory accounts of HAI. The interests of one such account, Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, relate to more than 5% of the class.

(2) The above information regarding beneficial ownership by Mellon Bank Corporation ("MBC"), Mellon Bank, N.A. ("MBN") and The Dreyfus Corporation is as reported by them in a Schedule 13G dated January 15, 1998 under the Securities Exchange Act of 1934. MBC and MBN reported sole voting power as to 275,813 shares, sole dispositive power as to 275,813 shares, shared voting power as to 251,040 shares, and shared dispositive power as to 251,040 shares. The Dreyfus Corporation reported sole voting power as to 253,550 shares, sole dispositive power as to 253,550 shares, shared voting power as to 251,040 shares, and shared dispositive power as to 251,040 shares.

(3) Includes for Messrs. Butvilas, Sliwinski, Janson, West and Schulze, respectively, 224,045, 60,178, 53,774, 32,291 and 30,152 shares subject to options granted under the Corporation's stock option plans that are exercisable within 60 days of March 10, 1998.

(4) Mr. Sliwinski has disclaimed beneficial ownership over 202 shares of the Common Stock.

(5) Includes directors and executive officers of the Corporation and the Bank as of March 10, 1998.

(6) In addition to shares held directly, this amount includes restricted stock and 571,556 shares subject to options exercisable within 60 days of March 10, 1998 granted under the Corporation's stock option plans. Also included are shares allocated under the D&N Bank 401(k) Plan and shares held in retirement accounts or by certain family members, over which shares the respective directors and officers may be deemed to have shared voting and investment powers. However, 2,046 of these shares have been disclaimed for beneficial ownership purposes.

                      PROPOSAL I -- ELECTION OF DIRECTORS

      Approximately one-third of the Corporation's Board of Directors is elected annually.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE THREE NOMINEES PROPOSED BY YOUR BOARD OF DIRECTORS.

INFORMATION REGARDING DIRECTORS

      Since the March 25, 1997 Proxy Statement, Sharon A. Reese Dalenberg resigned from the Board of Directors effective July 26, 1997 due to other business commitments. Subsequently, the number of directors was increased from nine to ten pursuant to action taken at the January 28, 1998 Board of Directors meeting. On January 28, 1998, the Board of Directors appointed Mary P. Cauley and Steven Coleman to fill the two vacancies until the Annual Meeting of Stockholders to be held in the year 2000.

      The table below sets forth certain information regarding the composition of the Corporation's Board of Directors, including terms of office. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees listed below. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. Except for Directors Butvilas, Jacobson and Smith who beneficially own approximately 2.67%, 1.65% and 3.02%, respectively, of the outstanding shares of the Common Stock including options exercisable within 60 days of March 10, 1998, no director of the Corporation owned in excess of one percent of the total outstanding shares of the Common Stock at March 10, 1998.

                                                                         DIRECTOR OF             SHARES OF COMMON
                                                 POSITIONS HELD          CORPORATION    TERM    STOCK BENEFICIALLY
                                               IN THE CORPORATION          OR BANK       TO        OWNED AS OF
               NAME                 AGE           AND THE BANK              SINCE      EXPIRE   MARCH 10, 1998(1)
               ----                 ---        ------------------        -----------   ------   ------------------
                                                    NOMINEES
Stanley A. Jacobson...............  48     Director of the Corporation      1996        2001         150,921(2)
                                           and the Bank
Randolph P. Piper.................  49     Director of the Corporation      1982        2001          43,706(2)(3)
                                           and the Bank
Kenneth D. Seaton.................  68     Director and Chairman of         1964        2001          59,407(2)
                                           the Board of the
                                           Corporation and the Bank
                                            DIRECTORS CONTINUING IN OFFICE
George J. Butvilas................  52     Director, President and          1990        1999         249,767(2)
                                           Chief Executive Officer of
                                           the Corporation and the
                                           Bank
B. Thomas M. Smith, Jr............  63     Director of the Corporation      1995        1999         275,726(2)
                                           and the Bank
Steven E. Zack....................  47     Director of the Corporation      1996        1999          48,800(2)
                                           and the Bank
Joseph C. Bromley.................  69     Director of the Corporation      1980        2000(4)       24,573(2)
                                           and the Bank
Mary P. Cauley....................  50     Director of the Corporation      1998        2000             570
                                           and the Bank
Steven Coleman....................  45     Director of the Corporation      1998        2000             529
                                           and the Bank
Peter Van Pelt....................  65     Director of the Corporation      1988        2000          33,008(2)
                                           and the Bank

---------------
(1) Includes shares held directly, as well as restricted stock and shares subject to options exercisable within 60 days of March 10, 1998 granted under the Corporation's stock option plans, shares allocated under the D&N Bank 401(k) Plan and shares held in retirement accounts or by certain members of the named individuals' families. To the extent that restricted stock is held pursuant to the Tandem Restricted Stock/Stock Option Program under the Amended and Restated Stock Option and Incentive Plan, these shares are included in this total and the related tandem options are not so included.

(2) Includes shares subject to options which are exercisable within 60 days of March 10, 1998: S. Jacobson, 5,500; R. Piper, 26,950; K. Seaton, 13,750; G.
    Butvilas, 224,045; B. T. Smith, Jr., 13,750; S. Zack, 5,500; J. Bromley,
    13,750; and P. Van Pelt, 26,950.

(3) 1,844 of these shares have been disclaimed for beneficial ownership purposes.

(4) In accordance with the age limitation for directors in the Bylaws of the Corporation, Mr. Bromley is required to retire at the 1999 Annual Meeting of Stockholders following his 70th birthday. The Board of Directors has not made a determination at this time whether to fill the vacancy or to reduce the number of directors.

      The business experience of each of the directors during the last five years is as follows:

      Joseph C. Bromley. Mr. Bromley has been associated with Churchill Transportation, Inc. of Detroit, Michigan, a 48-state truck load carrier, since October 1990 and presently serves as its Executive Vice President and Treasurer. Mr. Bromley was a director of First Farmington Savings and Loan Association from 1959 until its merger with the Bank in 1980.

      George J. Butvilas. Mr. Butvilas joined D&N as President in May 1990. He was named Chief Executive Officer of the Bank in 1991 and Chief Executive Officer of the Corporation in 1992. Prior to joining D&N, he served most recently as Executive Vice President and Director of Boulevard Bancorp, Inc. of Chicago, Illinois.

      Mary P. Cauley. Ms. Cauley has been an attorney with Plunkett & Cooney of Detroit, Michigan since 1987, and a partner of the firm since 1995. Her legal specialties are labor law and employment defense.

      Steven Coleman. Mr. Coleman is the Executive Vice President and Managing Director of Near North Insurance Brokerage, Inc., the largest subsidiary of the Near North National Group ("Near North"). Near North, based in Chicago, Illinois, provides specialized insurance brokerage, risk management and financial services worldwide. Mr. Coleman, who has been with Near North since 1985, also serves in various capacities with other subsidiaries of Near North.

      Stanley A. Jacobson. Mr. Jacobson is an attorney and has been active in southeastern Michigan real estate developments for his own account and in association with Mark Jacobson & Associates, Inc. since 1986. Mr. Jacobson was President since 1989, and a director since 1975, of Macomb Federal Savings Bank until its merger with the Bank in 1996.

      Randolph P. Piper. Mr. Piper has been an attorney-at-law in Flint, Michigan for over 24 years. He was a director of First Federal Savings and Loan Association of Flint from 1979 until its merger with the Bank in 1982.

      Kenneth D. Seaton. Mr. Seaton has been Chairman of the Board of the Corporation since its formation in 1988 and served as its Chief Executive Officer from 1988 to 1992. He was Chief Executive Officer of the Bank from 1968 to 1991.

      B. Thomas M. Smith, Jr. Mr. Smith was a consultant for ITT Corporation, a multi-national conglomerate headquartered in New York, from January 1996 to December 1996 and is now retired. Prior to that, he served as Vice President and Director of Corporate Purchasing for ITT.

      Peter Van Pelt. Mr. Van Pelt has served as the manager of North Wind Books (and its predecessor business, The Museum Shop) of Eagle Harbor, Michigan since January 1994. He also is an independent management consultant. Prior to 1990, he served as President of Runzheimer International of Rochester, Wisconsin, a specialized management consulting firm.

      Steven E. Zack. Mr. Zack has served as President of Global Commercial Credit, a specialty insurance firm in Franklin, Michigan, since March 1996 and as Executive Vice President of J. A. Versical & Associates, Inc., a Michigan retail insurance broker, since May 1994. From May 1992 to May 1994, he served as an independent insurance consultant. Mr. Zack was a director of Macomb Federal Savings Bank from 1989 until its merger with the Bank in 1996.

BOARD OF DIRECTORS MEETINGS, COMPENSATION AND COMMITTEES

      The Board conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors of the Corporation held thirteen meetings during fiscal year 1997. No incumbent director of the Corporation attended fewer than 92% of the total meetings of the Board of Directors and committees on which such director served during this period. The average attendance of all incumbent directors was 99% during 1997. The Corporation has standing Audit, Compensation, Stock Option and Executive Committees.

      The Corporation has no standing nominating committee. The full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors. During fiscal year 1997, the Board of Directors acting as a nominating committee met once. While the Board of Directors will consider nominees recommended by stockholders, it has neither actively solicited nominations nor established any procedures for this purpose outside of the requirements of the Bylaws of the Corporation.

      The Bank, as the principal subsidiary of the Corporation, has certain standing committees of its Board of Directors. These committees consist of the Asset/Liability, Audit, Community Responsibility, Compensation, Executive and Loan Committees. The Bank's Board of Directors is comprised of the same individuals who currently serve on the Board of Directors of the Corporation. During fiscal year 1997, the Board of Directors of the Bank held twelve meetings. No incumbent director of the Bank attended fewer than 83% of the total meetings of the Board of Directors and committees on which such director served during this period. The average attendance of all incumbent directors was 98% during 1997.

      During fiscal year 1997, directors received $8,500 per annum, payable monthly; the chairpersons of the Board's Asset/Liability, Audit, Community Responsibility, Compensation and Loan Committees received additional compensation of $50 per month; and the Chairman of the Board received additional compensation of $750 per month. In addition, directors received a fee of $400 per day for attendance at meetings of the Board of Directors and a fee of $400 for attendance at Board committee meetings. These were the total fees paid for representation on both the Corporation and the Bank Boards of Directors and were allocated pursuant to a cost allocation agreement between the Corporation and the Bank. A separate attendance fee was not paid for a Corporation Board or committee meeting if a fee was paid for a meeting of the Bank Board or parallel Bank committee held on the same day. Directors who were full-time employees of the Corporation or the Bank did not receive the Board meeting or committee meeting attendance fees. Effective January 1, 1998, the annual fee was increased from $8,500 to $9,250. In March 1997, each non-employee director was granted a nonqualified stock option for 7,500 shares of Common Stock pursuant to the formula award program under the Amended and Restated 1994 Management Stock Incentive Plan, with an exercise price equal to the fair market value of the Common Stock on the date of grant.

      Set forth below is a list of the principal committees formed by the Board of Directors of the Corporation and the Bank and members of those committees.

      Asset/Liability Committee. The Asset/Liability Committee is responsible for monitoring the Bank's exposure to interest rate risk in conjunction with credit, operational and liquidity risks as they affect net interest income, capital and return on equity and other aspects of asset/liability management. The Asset/Liability Committee currently is composed of Directors Piper (Chairperson), Coleman, Smith, Van Pelt and Zack. This committee met four times during fiscal year 1997.

      Audit Committee. The Audit Committee meets with the Corporation's independent auditors and oversees the internal audit functions of the Corporation and the Bank. The Audit Committee currently is composed of Directors Van Pelt (Chairperson), Cauley, Smith and Zack. The Corporation's Audit Committee and the Bank's Audit Committee each met four times during fiscal year 1997.

      Community Responsibility Committee. The Community Responsibility Committee is responsible for ensuring that an affirmative effort is made by the Bank to meet the banking and financial needs within its communities, with an understanding of the cultural diversity within these communities. The Community Responsibility Committee currently is composed of Directors Van Pelt (Chairperson), Cauley, Smith and Zack. This committee met twice during fiscal year 1997.

      Compensation Committee. The Compensation Committee is responsible for reviewing and recommending to the Board of Directors senior officers' salaries, compensation and benefit programs and other aspects of personnel matters. The Compensation Committee currently is composed of Directors Bromley (Chairperson), Smith and Van Pelt. The Corporation's Compensation Committee and the Bank's Compensation Committee each met six times during fiscal year 1997.

      Executive Committee. The Executive Committee is authorized to exercise all of the authority of the Board of Directors in the management of the Corporation and the Bank between Board meetings, unless otherwise provided for in the Bylaws of such entities. The Executive Committee currently is composed of Directors Butvilas (Chairperson), Bromley, Jacobson, Seaton and Smith. The Executive Committee did not meet during fiscal year 1997.

      Loan Committee. The Loan Committee is responsible for monitoring the credit risk and other aspects of the Bank's lending operations. The Loan Committee currently is composed of Directors Jacobson (Chairperson), Piper and Seaton. This committee met seventeen times during fiscal year 1997.

      Stock Option Committee. The Stock Option Committee is responsible for administering the Corporation's stock option plans. The Stock Option Committee currently is composed of Directors Bromley (Chairperson) and Smith. This committee met four times during fiscal year 1997.

COMPENSATION OF EXECUTIVE OFFICERS

      The following table sets forth information concerning the compensation paid or granted to the Corporation's Chief Executive Officer and to each of the four other most highly compensated executive officers of the Corporation and the Bank whose aggregate cash compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM COMPENSATION
                                                                               ---------------------------------
                                                                                       AWARDS            PAYOUTS
                                                                               -----------------------   -------
                                                ANNUAL COMPENSATION                         SECURITIES
                                        ------------------------------------   RESTRICTED   UNDERLYING
                                                                OTHER ANNUAL     STOCK       OPTIONS/     LTIP      ALL OTHER
      NAME AND PRINCIPAL                 SALARY        BONUS    COMPENSATION    AWARD(S)       SARS      PAYOUTS   COMPENSATION
           POSITION              YEAR     ($)           ($)         ($)           ($)         (#)(2)       ($)        ($)(3)
      ------------------         ----    ------        -----    ------------   ----------   ----------   -------   ------------
George J. Butvilas.............  1997   $308,039(1)   $87,074        $0            $0         33,000       $0        $24,722
  President and Chief            1996    248,500(1)    72,007         0             0         46,588        0         23,338
  Executive Officer              1995    248,500(1)         0         0             0              0        0          5,270

Alfred J. Sliwinski............  1997   $120,000      $31,486        $0            $0         13,750       $0        $ 9,550
  Executive VP/                  1996    109,700       19,818         0             0         16,176        0          8,215
  Community Banking              1995     95,559        5,000         0             0              0        0          3,190

Kenneth R. Janson..............  1997   $120,070      $28,470        $0            $0         12,564       $0        $ 9,373
  Executive VP/Chief             1996    109,651       21,433         0             0         17,304        0          8,284
  Financial Officer and Treasurer
                                 1995    106,968        6,800         0             0              0        0          3,568

Richard E. West................  1997   $108,662      $24,624        $0            $0         10,674       $0        $ 8,374
  Executive VP/                  1996     93,163       19,508         0             0         13,938        0          7,120
  Wholesale Banking              1995     86,161        5,750         0             0              0        0          2,908

Donald W. Schulze..............  1997   $ 97,000      $19,948        $0            $0          8,891       $0        $ 7,389
  Senior VP/                     1996     85,819        8,001         0             0          9,318        0          5,983
  Human Resources                1995     72,000        3,700         0             0              0        0          4,559

---------------
(1) Includes annual fees received as a director; no meeting or committee fees were received.

(2) The 1996 and 1997 stock option awards have been adjusted for a 10% stock dividend which was paid on January 13, 1998 to stockholders of record on December 23, 1997.

(3) Represents employer matching contributions under the D&N Bank 401(k) Plan, contributions under a nonqualified supplemental executive retirement plan ("SERP"), and life insurance premiums paid by the Corporation as follows:

                                                   YEAR       401(k)        SERP         LIFE INS.
                                                   ----       -------       ----         ---------
Butvilas.......................................    1997       $9,500       $14,454         $768
                                                   1996        9,500        13,070          768
                                                   1995        4,620             0          650
Sliwinski......................................    1997       $9,089       $     0         $461
                                                   1996        7,771             0          444
                                                   1995        2,866             0          324
Janson.........................................    1997       $8,912       $     0         $461
                                                   1996        7,865             0          419
                                                   1995        3,208             0          360
West...........................................    1997       $7,997       $     0         $377
                                                   1996        6,760             0          360
                                                   1995        2,585             0          323
Schulze........................................    1997       $7,017       $     0         $372
                                                   1996        5,629             0          354
                                                   1995        4,320             0          239

      The following table sets forth certain information concerning stock options and stock appreciation rights ("SARs") granted to named executive officers in 1997.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                                                                     GRANT DATE
                                                            INDIVIDUAL GRANTS                           VALUE
                                          ------------------------------------------------------    -------------
                                           NUMBER OF
                                           SECURITIES      % OF TOTAL
                                           UNDERLYING     OPTIONS/SARs    EXERCISE
                                          OPTIONS/SARs     GRANTED TO     OR BASE                    GRANT DATE
                                            GRANTED       EMPLOYEES IN     PRICE      EXPIRATION    PRESENT VALUE
                 NAME                        (#)(2)       FISCAL YEAR      ($/Sh)        DATE          ($)(3)
                 ----                     ------------    ------------    --------    ----------    -------------
Butvilas..............................       33,000          16.92%       $16.3636     3/31/07        $322,463
Sliwinski.............................       13,750           7.05%       $16.3636     3/31/07        $134,360
Janson................................       12,564           6.44%       $16.3636     3/31/07        $122,770
West..................................       10,674           5.47%       $16.3636     3/31/07        $104,302
Schulze...............................        8,891           4.56%       $16.3636     3/31/07        $ 86,879

---------------
(1) The number of securities underlying the options and the exercise price per share have been adjusted for a 10% stock dividend which was paid on January 13, 1998 to stockholders of record on December 23, 1997.

(2) The options vest in three equal annual installments beginning on April 1, 1997.

(3) The fair value of grants made in fiscal year 1997 was estimated to be $9.7716 per share on the date of grant using the Black-Scholes option pricing model with the following assumptions used: risk-free interest rate of 6.96%, expected volatility of 46.91%, expected lives of seven years and 0.81% dividend yield.

      The following table sets forth certain information concerning the number and value of stock options and SARs exercised during 1997, and held at December 31, 1997, by the named executive officers.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

                                                                     NUMBER OF SECURITIES                  VALUE OF
                                                                          UNDERLYING                     UNEXERCISED
                                                                         UNEXERCISED                     IN-THE-MONEY
                                                                       OPTIONS/SARS AT                 OPTIONS/SARS AT
                             SHARES                                      FY-END(#)(1)                    FY-END($)(1)
                           ACQUIRED ON            VALUE          ----------------------------    ----------------------------
        NAME              EXERCISE (#)         REALIZED($)       EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----              ------------         -----------       -----------    -------------    -----------    -------------
Butvilas.............        41,248             $479,116           189,673         37,529        $3,292,263       $454,524
Sliwinski............             0             N/A                 55,943         14,559           993,476        173,310
Janson...............             0             N/A                 41,305         14,144           708,938        170,898
West.................             0             N/A                 30,545         11,762           518,844        141,398
Schulze..............             0             N/A                 25,271          9,033           435,867        106,386

---------------
(1) The number of securities underlying the options and the exercise price per share have been adjusted for a 10% stock dividend which was paid on January 13, 1998 to stockholders of record on December 23, 1997.

EMPLOYMENT CONTRACTS

      On July 31, 1997, the Corporation and the Bank entered into an employment contract with Mr. Butvilas, President and Chief Executive Officer of the Corporation and the Bank, for a term of three years with an automatic renewal provision of one year in addition to the then-remaining term of employment on the anniversary of the commencement date unless the Corporation, the Bank or Mr. Butvilas provides written notice otherwise not less than 90 days in advance of the anniversary date.

      The employment contract provides for a minimum annual salary to be paid by the Corporation in the amount of $300,000. The salary is reviewed annually and may be increased from time to time at the discretion of the Board of Directors but may not be decreased from the prior rate. The contract also provides for, among other things, participation in an equitable manner in employee benefits applicable to executive personnel.

      If Mr. Butvilas is terminated for any reason other than for cause or in connection with or within 12 months after a change in control which occurs during the term of the employment contract, Mr. Butvilas will be entitled to receive his salary for the remaining term of the employment contract at the rate in effect immediately prior to the date of termination and to medical coverage maintained for the benefit of executives of the Corporation and the Bank. In the event of death, Mr. Butvilas' estate will be entitled to receive his salary through the last day of the calendar month in which he died. In the event of disability, Mr. Butvilas will be entitled to receive disability income benefits provided for executive personnel.

      Mr. Butvilas' employment contract also provides for a severance payment equal to 299% of the base amount as defined in Section 280G of the Internal Revenue Code of 1986, as amended, and for medical coverage maintained for the benefit of executives of the Corporation and the Bank until he reaches the age of 65, in the event of termination in connection with or within 12 months after a change in control which occurs during the term of his employment contract.

      On September 24, 1997, the Corporation and the Bank entered into an employment contract with Mr. Janson, Executive Vice President and Chief Financial Officer of the Corporation and the Bank, for a term of two years.

      The employment contract provides for a minimum annual salary to be paid by the Corporation in the amount of $120,152. The salary is reviewed annually by the Chief Executive Officer and may be increased from time to time at the discretion of the Board of Directors but may not be decreased from the prior rate. The contract also provides for, among other things, participation in an equitable manner in employee benefits applicable to executive personnel.

      If Mr. Janson is terminated for any reason other than for cause or in connection with or within 12 months after a change in control which occurs during the term of the employment contract, Mr. Janson will be entitled to receive his salary for the remaining term of the employment contract at the rate in effect immediately prior to the date of termination and to medical coverage maintained for the benefit of executives of the Corporation and the Bank. In the event of death, Mr. Janson's estate will be entitled to receive his salary through the last day of the calendar month in which he died. In the event of disability, Mr. Janson will be entitled to receive disability income benefits provided for executive personnel.

      Mr. Janson's employment contract also provides for a severance payment equal to 200% of the base amount as defined in Section 280G of the Internal Revenue Code of 1986, as amended, in the event of termination in connection with or within 12 months after a change in control which occurs during the term of his employment contract.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee (the "Committee") is composed of three non-employee directors. The Committee is responsible for overseeing all compensation policies of the Corporation and the Bank (the "Company"), and recommending to the full Board of Directors actions governing executive officer salaries and annual and long-term incentive plans. Described below is an accounting of actions taken by the Committee regarding executive officer and CEO compensation in 1997.

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

      As in prior years, the Committee's principal philosophy is to integrate compensation consideration with the execution of the Company's strategic plan, to ensure Company performance results and stockholder return. This is accomplished by providing both short-term and long-term incentives that reward achievement of the Company's performance goals and business plans. Assessments of both individual and corporate performance are made within a discretionary framework where the executive shares compensation risk and reward relative to results achieved.

      It is also the objective of the Committee, through its compensation policies, to attract and recruit quality professional talent, encourage stock ownership in the Company by senior management, and ensure that executive compensation is competitive to industry peer institutions. The Committee continues to use compensation surveys from national and regional research organizations that report on compensation practices and salary levels for various executive positions at comparable size financial institutions. It is the Committee's philosophy to provide executive base compensation that is competitive to other regional financial institutions' median base salary levels. The Committee's decisions regarding base salaries for executive officers are discretionary and no quantifiable formula is utilized in the decision-making process.

      The Corporation has also designed its compensation practices to comply with the Internal Revenue Code's Section 162(m) compensation deduction limit of $1.0 million.

      During 1997, under the Company's performance-formula compensation plans discussed below, the executive officers received incentive awards for achieving the Company's 1996 adjusted earnings goals and specific individual performance targets that are integral to the Company's strategic business plan. In recognition of the key role of the Chief Financial Officer position, and to encourage Mr. Janson's continued affiliation with the Company, the Committee approved a two year employment agreement for Mr. Janson.

ANNUAL INCENTIVE AWARDS

      Short-term cash awards are made to the executive officers based upon the achievement of both corporate and individual performance measures. All executive officers share the same corporate goal, which is based on earnings. Each executive officer has different individual performance targets and weighting factors between corporate and individual goals. Corporate performance awards are determined by actual percent of goal achievement in excess of 100%. Failure to reach 100% corporate performance could result in no incentive being paid, despite the achievement of the individual performance goals. To encourage progressive results in excess of performance goals, no performance ceilings are established but payment amounts are subject to a maximum percent of salary target.

LONG-TERM INCENTIVE AWARDS

      Long-term stock option awards under the stockholder-approved Amended and Restated 1994 Management Stock Incentive Plan are designed to increase long-term stockholder value. The plan has a formula with respective target stock option award levels, based upon equity-based compensation trends and practices at financial institutions of similar size as the Company. Award payouts are subject to the achievement of Return on Average Assets and Return on Average Equity targets each year as delineated in the Company's business plan. Options are granted at the fair market value of D&N Common Stock on the date of grant, which is ninety days following the end of the fiscal year. One-third of the options are exercisable immediately, with one-third each vesting on the first and second anniversaries of the grant date.

CEO COMPENSATION DISCUSSION

      During 1997, the Committee continued to base its evaluation of Mr. Butvilas' performance primarily on his success in achieving the Company's profitability goals and an improved stockholder return, as evidenced by the following analysis of stockholder return. Mr. Butvilas' base salary was increased to $300,000 in 1997 from $240,000 in 1996, partly as a result of the Committee's analysis of CEO compensation at other Committee-selected financial institutions of similar size as the Company. Mr. Butvilas' overall compensation included an annual incentive payment for achieving the Company's 1996 adjusted earnings goal discussed above. To encourage Mr. Butvilas' continued affiliation with the Company and attention to his assigned duties, the Committee approved a renewal of Mr. Butvilas' employment agreement for a term of three years.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      In accordance with Item 404 of SEC Regulation S-K, no interlock relationships existed by the Committee members. No member of the Committee is a former or current officer or employee of the Corporation or any of its subsidiaries.

      The foregoing report has been furnished by the Compensation Committee of the Board of Directors.

                                           Joseph C. Bromley, Chairman
                                           B. Thomas M. Smith, Jr.
                                           Peter Van Pelt

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Corporation's Common Stock against the cumulative total return of Media General's Composite S&L Index ("MG Group Index") and the NASDAQ Market Index for the period of five years commencing January 1, 1993 and ending December 31, 1997.

                       COMPARISON OF FIVE-YEAR CUMULATIVE
                 TOTAL RETURN AMONG D&N FINANCIAL CORPORATION,
                     NASDAQ MARKET INDEX AND MG GROUP INDEX
                                 [LINE GRAPH]

                                                           D&N
                MEASUREMENT PERIOD                      FINANCIAL          MG GROUP           NASDAQ
               (FISCAL YEAR COVERED)                   CORPORATION          INDEX          MARKET INDEX
1992                                                           100.00            100.00            100.00
1993                                                            93.94            124.00            119.95
1994                                                            90.91            118.78            125.94
1995                                                           146.97            188.13            163.35
1996                                                           203.03            245.52            202.99
1997                                                           354.86            412.81            248.30

CERTAIN TRANSACTIONS

      The Corporation, through the Bank, has followed a policy of granting to its executive officers, directors and principal stockholders consumer loans as well as mortgage loans for purposes of purchasing or improving their residences. These loans were initially made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with nonaffiliated persons. Federal Reserve Board Regulation O, 12 CFR Part 215 was amended to permit making certain kinds of loans to directors and executive officers at favorable interest rates. The Bank adopted a policy, effective September 30, 1996, of granting certain loans to executive officers at the same rates as are available to other Bank employees through the Employee Loan Program. Generally, employees may receive a loan benefit that provides up to a 1% interest rate reduction on eligible loans and a waiver of the loan processing/origination fee. There are limitations with regard to loan type and the frequency of receiving certain benefits. All participants in the Employee Loan Program must meet the same credit and approval standards that are applicable to the general public. It is the belief of management that these loans neither involve more than the normal risk of collectability nor present other unfavorable features. Loans to non-employee directors are made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with nonaffiliated persons. All loans by the Bank to its directors and executive officers are subject to Office of Thrift Supervision regulations restricting loans and other transactions with affiliated persons of the Bank.

      Set forth below is certain information as of December 31, 1997 regarding the indebtedness under the Bank's Employee Loan Program of each executive officer of the Corporation and his or her immediate family members, and of the immediate family members of the directors of the Corporation, whose aggregate indebtedness to the Bank under such program exceeded $60,000 at any time during the fiscal year ended December 31, 1997.

                                                                                 LARGEST
                                                                                 AMOUNT
                                                                               OUTSTANDING
                               DATE OF                              ORIGINAL      SINCE      BALANCE AT   INTEREST RATE
      NAME AND POSITION          LOAN          TYPE OF LOAN          AMOUNT     12/31/96      12/31/97        PAID
      -----------------        -------         ------------         --------   -----------   ----------   -------------
David J. Boyd................  10/10/96   Auto                      $ 11,000    $ 10,475      $  7,074       8.9%
  Assistant VP/Commercial      09/15/97   Real Estate Mortgage       117,725     117,725       117,386         5%
  Services of Bank             09/15/97   1st Mortgage                51,920      51,920             0       8.5%
  (Son-in-law of
  Kenneth D. Seaton)
George J. Butvilas...........  12/14/92   Real Estate Mortgage       226,600     215,670       212,128       7.0%
  Director, President and      05/29/97   Advantage Line of           25,000      24,716             0       1.5% over
  CEO of Corporation                      Credit
  and Bank                                                                                                  prime
                               01/09/95   Home Equity Credit Line     30,000      28,857             0      prime
                               11/12/97   Boat                        90,000      90,000        88,567      7.35%
Peter L. Lemmer..............  05/31/95   Real Estate Mortgage        95,200      89,289        85,180       7.5%
  Senior VP/General Counsel    05/22/97   Boat                        16,500      16,500        16,165      7.75%
  of Corporation and Bank
Peter J. Schmidt.............  12/23/94   Real Estate Mortgage        46,800      45,962        45,475      7.75%
  Assistant VP/Community       02/05/95   Advantage Line of            3,300       1,900             0       4.5% over
  Bank Manager of Bank                    Credit
  (Son-in-law of George J.                                                                                  prime
  Butvilas)                    12/26/95   Auto                        18,820      17,003        14,669      7.75%
                               12/15/97   Auto                        21,939      21,939        21,939      8.25%
Donald W. Schulze............  08/16/96   1st Mortgage               112,881     112,881             0      8.25%
  Senior VP/Human              08/19/97   2nd Mortgage                11,019      11,019        10,223      8.25%
  Resources of Bank            02/27/97   Auto                        24,344      24,344         3,481      7.75%
                               08/26/97   Real Estate Mortgage       222,000     222,000       221,370      7.25%
Alfred J. Sliwinski..........  10/04/96   1st Mortgage               224,050     235,849(1)    235,849       8.5%
  Executive VP/Community       10/08/96   Auto                        10,339      10,150         8,280       8.4%
  Banking of Bank              05/22/97   Home Equity Credit Line     15,000      12,259        12,259      2.25%
                                                                                                            over
                                                                                                            prime

---------------
(1) Interest totaling $11,799 was capitalized to this loan in 1997.

             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS

      The Corporation's independent auditors are Coopers & Lybrand L.L.P., certified public accountants. At the Meeting, the stockholders will consider and vote on the ratification of the appointment of independent auditors for the Corporation's fiscal year ending December 31, 1998. The Board of Directors has engaged Coopers & Lybrand L.L.P. to be its auditors subject to ratification by the Corporation's stockholders. A representative of Coopers & Lybrand L.L.P. is expected to attend the Meeting and will have an opportunity to make a statement and be available to answer questions.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE CORPORATION'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                             STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at D&N's main office, 400 Quincy Street, Hancock, Michigan 49930, no later than November 24, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                            SOLICITATION OF PROXIES

      The cost of solicitation of the proxies will be borne by the Corporation. The Corporation has retained the services of Regan & Associates, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will receive a fee of approximately $3,000 for such services plus reimbursement for reasonable out-of-pocket expenses. Under certain circumstances, additional fees may be paid to Regan & Associates, Inc. In addition to solicitations by mail, the directors and certain officers and regular employees of the Corporation and the Bank may solicit proxies personally or by use of telecommunications equipment, or both, without additional compensation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to and obtaining proxy materials from the beneficial owners of Common Stock.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, directors and greater than 10% beneficial owners are also required to furnish the Corporation with copies of all Section 16(a) forms they file.

      To the Corporation's knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were satisfied during the fiscal year ended December 31, 1997.

                                 OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment and vote the proxies to the extent permitted by law.

                                         By Order of the Board of Directors

                                         LINDA K. KORPELA
                                         LINDA K. KORPELA
                                         Corporate Secretary

Hancock, Michigan
March 26, 1998

                                The Directors and Officers of

                                          [D&N LOGO]

                             cordially invite you to attend our
                             1998 Annual Meeting of Stockholders
                          Thursday, April 30, 1998, 2:00 p.m. (EDT)
                                     Franklin Square Inn
                                     820 Shelden Avenue
                                     Houghton, Michigan

                                          IMPORTANT
                  Please complete both sides of the PROXY CARD, sign, date,
                         detach and return in the enclosed envelope.

                                                                                                 DETACH ATTENDANCE CARD HERE
                       DETACH PROXY CARD HERE                                                    AND MAIL WITH PROXY CARD
------------------------------------------------------------------------------------------------------------------------------------
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF                                  |            D&N FINANCIAL
   DIRECTORS. IF NOT OTHERWISE SPECIFIED ON THE REVERSE                               |             CORPORATION
   SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED                             |  If you plan to personally attend the
   AND FOR PROPOSAL II. THE UNDERSIGNED REVOKES ALL PROXIES                           |  Annual Meeting of Stockholders in
   HERETOFORE GIVEN TO VOTE AT SUCH MEETING AND ALL                                   |  Houghton, Michigan, please check the
   ADJOURNMENTS OR POSTPONEMENTS.                                                     |  box below and list the names of attendees
                                                                                      |  on the reverse side.
                                                                                      |
                                                                                      |  Return this stub in the enclosed envelope
                                                                                      |  with your completed proxy card.
                                                                                      |
                                                                                      |
                                                                                      |
                                                                                      |
                                                                                      |
                                                                                      |
                                                                                      |
                                                                                      |
                                            Dated:  _______________________________   |
                                               ____________________________________   |
                                               ____________________________________   |
                                                   (Please sign  here)                |
                                                                                      |  I/We do plan to attend
   Please sign your name as it appears above. If executed by                          |  the 1998 Meeting.         [ ]
   a corporation, a duly authorized officer should sign.                              |
   Executors, administrators, attorneys, guardians and                                |
   trustees should so indicate when signing. If shares are                            |
   held jointly, at least one holder must sign.                                       |



IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A
SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.











------------------------------------------------------------------------------------------------------------------------------------
    NAMES OF PERSONS PLANNING  |  REVOCABLE PROXY                       D&N FINANCIAL CORPORATION
               TO              |
     ATTEND THE 1998 MEETING   |  The Stockholder whose signature appears hereon appoints the Board of Directors of D&N
                               |  Financial Corporation (the "Corporation") with full powers of substitution, to act as attorneys
   --------------------------- |  and proxies for the undersigned to vote all shares of Common Stock of the Corporation which the
                               |  undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Franklin
   --------------------------- |  Square Inn located at 820 Shelden Avenue, Houghton, Michigan, on Thursday, April 30, 1998, at
                               |  2:00 p.m. (Eastern Daylight Time) and at any and all adjournments or postponements thereof, with
   --------------------------- |  all the powers the Stockholder would possess if personally present, upon the proposals set forth
                               |  below and, in their discretion, upon any other business that may properly come before said
   --------------------------- |  Meeting.
                               |
                               |  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW AND FOR PROPOSAL II.
                               |
                               |
                               |                                                           FOR                 WITHHELD
                               |  I.  Election of Directors:     Stanley A. Jacobson
                               |                                                        -----------            -----------
                               |                                 Randolph P. Piper
                               |                                                        -----------            -----------
                               |                                 Kenneth D. Seaton
                               |                                                        -----------            -----------
                               |
                               |  II.  Ratification of the appointment of Coopers & Lybrand L.L.P. as independent auditors for
                               |       the Corporation for the fiscal year ending December 31, 1998.
                               |
                               |            FOR                  AGAINST                    ABSTAIN
                               |               ----------------         ------------------         -----------------
                               |
                               |                                                        (Continued and to be signed on other side)
                               |


                         The Directors and Officers of                      401K

                                    [D&N LOGO]

                       cordially invite you to attend our
                      1998 Annual Meeting of Stockholders
                   Thursday, April 30, 1998, 2:00 p.m. (EDT)
                              Franklin Square Inn
                               820 Shelden Avenue
                               Houghton, Michigan

                                   IMPORTANT
           Please complete both sides of the PROXY CARD, sign, date,
                  detach and return in the enclosed envelope.

                                                                         DETACH ATTENDANCE CARD HERE
                       DETACH PROXY CARD HERE                              AND MAIL WITH PROXY CARD
------------------------------------------------------------------------------------------------------------------------------------
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF              |              D&N FINANCIAL CORPORATION
   DIRECTORS. IF NOT OTHERWISE SPECIFIED ON THE REVERSE           |
   SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED         |              If you plan to personally attend the
   AND FOR PROPOSAL II. THE UNDERSIGNED REVOKES ALL PROXIES       |              Annual Meeting of Stockholders in
   HERETOFORE GIVEN TO VOTE AT SUCH MEETING AND ALL               |              Houghton, Michigan, please check the
   ADJOURNMENTS OR POSTPONEMENTS.                                 |              box below and list the names of attendees
                                                                  |              on the reverse side.
                                                                  |
                                                                  |              Return this stub in the enclosed envelope
                                                                  |              with your completed proxy card.
                                                                  |
                                                                  |
                                                                  |
                    Dated:  _______________________________       |
                       ____________________________________       |
                       ____________________________________       |
                              (Please sign here)                  |
                                                                  |
   Please sign your name as it appears above. If executed by      |
   a corporation, a duly authorized officer should sign.          |
   Executors, administrators, attorneys, guardians and            |              I/We do plan to attend
   trustees should so indicate when signing. If shares are        |              the 1998 Meeting.         [ ]
   held jointly, at least one holder must sign.                   |